Exhibit 10.8

Execution Version

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of August 4, 2015 (the “Effective Date”) by and between CABELA’S INCORPORATED, a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereto (the “Lenders”), and U.S. BANK NATIONAL ASSOCIATION, as LC Issuer, Swing Line Lender, and as Administrative Agent on behalf of the Lenders (in such capacity, the “Administrative Agent”).

RECITALS
1.The Administrative Agent, the LC Issuer, the Swing Line Lender, the Borrower and the financial institutions from time to time party thereto entered into that certain Credit Agreement dated as of November 2, 2011, as amended by that certain Omnibus Amendment to Loan Documents dated as of June 18, 2014 (as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); and
2.The Borrower has requested that the Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement, and the Borrower, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:
Section 1.Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.
Section 2.    Amendments to Credit Agreement.
2.1.    Definitions. Article I of the Credit Agreement is hereby amended by (a) adding thereto the definition of “Permitted Liens” and “Second Amendment” and (b) amending the definitions of “Change in Control,” “Daily Eurocurrency Base Rate,” “Eurocurrency Base Rate” and “Senior Notes” therein, in each case to read in their entirety as follows:
“Change in Control”: Any of (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d‑3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 40% or more of the outstanding shares of voting stock of the Borrower (other than by Richard N. Cabela or James W. Cabela or a group controlled by Richard N. Cabela or James W. Cabela); (b) within any twelve-month period, the board of directors of the Borrower shall cease to have as a majority of its members individuals who either (i) were directors of the Borrower on the first day of such period or (ii) were elected or nominated for election to the board of directors of the Borrower at the recommendation of or other approval, or whose election to the board of directors of the Borrower was otherwise approved, by at least a majority of the directors then still in office at the time of such election or nomination who were directors of the Borrower on the first day of such period, or whose election or nomination for election was so approved; or (c) the Borrower shall cease to own, free and clear of all Liens or other encumbrances other than Permitted Liens, 100% of the outstanding shares of voting stock or other equity interest of each Material Subsidiary on a fully diluted basis.
“Daily Eurocurrency Base Rate”: With respect to a Swing Line Loan, the greater of (a) zero percent (0.0%) and (b) the applicable interest settlement rate for deposits in Dollar LIBOR for one month appearing on the applicable Reuters Screen LIBOR01 (or on any successor or substitute page on such screen) as of 11:00 a.m. (London time) on a Business Day, provided that, if the applicable Reuters Screen LIBOR01 for Dollar LIBOR (or any successor or substitute page) is not available to the Administrative Agent for any reason, the applicable Daily Eurocurrency Base Rate for one month for purposes of clause (b) above shall instead be the applicable interest settlement rate for deposits in Dollar LIBOR for one month as reported by any other generally recognized financial information service selected by the Administrative Agent as of 11:00 a.m. (London time) on a Business Day, provided that, if no such interest settlement rate is available to the Administrative Agent, the applicable Daily Eurocurrency Base Rate for one month for purposes of clause (b) above shall instead be the rate determined by the Administrative Agent to be the rate at which U.S. Bank or one of its Affiliate banks offers to place deposits in U.S. dollars with first-class banks in the interbank market at approximately 11:00 a.m. (London time) on a Business Day in the approximate amount of U.S. Bank’s relevant Swing Line Loan and having a maturity equal to one month. For purposes of determining any interest rate hereunder or under any other Loan Document that is based on the Daily Eurocurrency Base Rate, such interest rate shall change as and when the Daily Eurocurrency Base Rate shall change.
“Eurocurrency Base Rate”: With respect to a Eurocurrency Advance for the relevant Interest Period, the greater of (a) zero percent (0.0%) and (b) the applicable interest settlement rate for deposits in the applicable Agreed Currency (Dollar LIBOR, Sterling LIBOR or EURIBOR, as applicable) appearing on the applicable Reuters Screen (or any successor or substitute page) for such Agreed Currency as of 11:00 a.m. (London time) on the Quotation Date for such Interest Period, and having a maturity equal to such Interest Period, provided that, if the applicable Reuters Screen (or any successor or substitute page) for such Agreed Currency is not available to the Administrative Agent for any reason, the applicable Eurocurrency Base Rate for the relevant Interest Period for purposes of clause (b) above shall instead be the applicable interest settlement rate for deposits in the applicable Agreed Currency as reported by any other generally recognized financial information service selected by the Administrative Agent as of 11:00 a.m. (London time) on the Quotation Date for such Interest Period, and having a maturity equal to such Interest Period, provided that, if no such interest settlement rate is available to the Administrative Agent, the applicable Eurocurrency Base Rate for the relevant Interest Period for purposes of clause (b) above shall instead be the rate determined by the Administrative Agent to be the rate at which U.S. Bank or one of its Affiliate banks offers to place deposits in such Agreed Currency with first-class banks in the interbank market at approximately 11:00 a.m. (London time) on the Quotation Date for such Interest Period, in the approximate amount of U.S. Bank’s relevant Eurocurrency Loan and having a maturity equal to such Interest Period
“Permitted Liens”: Liens permitted pursuant to clauses (a) through (p) of Section 6.14.
“Second Amendment”: The Second Amendment to Amended and Restated Credit Agreement dated as of August 4, 2015 between the Borrower, the Administrative Agent and the Lenders party thereto.
“Senior Notes”: Collectively, (a) (i) the $215,000,000 5.99% Senior Notes, Series 2006‑A, due February 27, 2016, (ii) the $60,000,000 6.08% Senior Notes, Series 2007‑A, due June 15, 2017, and (iii) the $57,000,000 7.20% Series 2008‑A Notes, due January 16, 2018, each issued pursuant to that certain Note Purchase Agreement, dated February 27, 2006, as amended and/or supplemented by (A) that certain Amendment No. 1 to Note Purchase Agreement, dated June 15, 2007, (B) that certain First Supplement to Note Purchase Agreement, dated June 15, 2007, and (C) that certain Second Supplement to Note Purchase Agreement, dated January 16, 2008, as further amended, supplemented, restated or replaced from time to time, and any other notes that may from time to time be issued pursuant thereto, and (b) (i) the $100,000,000 3.23% Senior Unsecured Notes, Series A, due August 4, 2020, (ii) the $122,000,000 3.70% Senior Unsecured Notes, Series B, due August 4, 2022, (iii) the $128,000,000 3.82% Senior Unsecured Notes, Series C, due December 2, 2022, (iv) the $28,000,000 4.01% Senior Unsecured Notes, Series D, due August 4, 2025 and (v) the $172,000,000 4.11% Senior Unsecured Notes, Series E, due December 3, 2025, each issued or to be issued by the Borrower pursuant to that certain Note Purchase Agreement, dated on or about August 4, 2015, as amended, supplemented, restated or replaced from time to time, and any other notes that may from time to time be issued pursuant thereto.
2.2.    Taxes. Section 3.5(f)(ii)(D) of the Credit Agreement is hereby amended by adding the following sentence to the end of such section:
For purposes of determining withholding Taxes imposed by FATCA, from and after the effective date of the Second Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans and this Agreement as not qualifying as a

“grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
2.3.    Liens. Section 6.14(g) of the Credit Agreement is hereby amended to read in its entirety as follows:
(g)    Liens in favor of the Administrative Agent, for the benefit of the Lenders, granted pursuant to any Collateral Document, and equal and ratable Liens in favor of the Senior Noteholders in respect of the collateral subject to a Collateral Document, so long as the Liens in favor of the Senior Noteholders are subject to an intercreditor agreement with the Senior Noteholders to the extent deemed necessary by the Required Lenders pursuant to Section 6.18.
Section 3.    Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery to the Administrative Agent by the Borrower of (a) this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders and (b) the attached Guarantor Acknowledgement duly executed by each Guarantor. This Amendment shall constitute a Loan Document.
Section 4.    Covenants, Representations, Warranties, Authority, No Adverse Claim.
4.1.    Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are (i) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects and (ii) with respect to any representations or warranties that do not contain a materiality qualifier, true, correct and complete in all material respects as of the date hereof as though made on and as of such date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, except in each case for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement, as amended by this Amendment on such date, nor would a Default or Event of Default result from the effectiveness of this Amendment.
4.2.    Authority, No Conflict, No Consent Required. The Borrower represents and warrants that it has the power and legal right and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of this Amendment by proper corporate action, and neither this Amendment nor the agreements contained herein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower’s Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Administrative Agent for the benefit of the Lenders. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of this Amendment or the performance of obligations of the Borrower herein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Administrative Agent.
4.3.    No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lenders or the Administrative Agent with respect to the Obligations.
Section 5.    Affirmation of Credit Agreement, Further References. The Administrative Agent, the Lenders and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement, as amended by this Amendment.
Section 6.    Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.
Section 7.    Severability. Whenever possible, each provision of this Amendment and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.
Section 8.    Successors. This Amendment shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the successors and assigns of the Lenders.
Section 9.    Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.
Section 10.    Counterparts. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment may execute any such agreement by executing a counterpart of such agreement.
Section 11.    Governing Law. THE AMENDMENT DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

CABELA’S INCORPORATED, as Borrower

By:	/s/ Ralph W. Castner
Name:	Ralph W. Castner
Title	Executive Vice President and Chief Financial Officer

Signature Page to
Second Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender, as LC Issuer, as Swing Line Lender and as Administrative Agent

By:	/s/ Patrick Spethman
Name: Patrick Spethman
Title:	Vice President

Signature Page to
Second Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, N.A.,
as a Lender and as a LC Issuer

By:	/s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title:	Director

Signature Page to
Second Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Michael T. Letsch
Name: Michael T. Letsch
Title:	Senior Vice President

Signature Page to
Second Amendment to Amended and Restated Credit Agreement

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title:	Vice President

Signature Page to
Second Amendment to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Gordon MacArthur
Name: Gordon MacArthur
Title:	Authorized Signatory

Signature Page to
Second Amendment to Amended and Restated Credit Agreement

SANTANDER BANK, N.A. (formerly known as Sovereign Bank, N.A.), as a Lender

By:	/s/ Justin Kleeberg
Name: Justin Kleeberg
Title:	Executive Director

Signature Page to
Second Amendment to Amended and Restated Credit Agreement

BMO HARRIS BANK N.A.
as a Lender

By:	/s/ Kevin D. Munro
Name: Kevin D. Munro
Title:	Managing Director

Signature Page to
Second Amendment to Amended and Restated Credit Agreement

GUARANTOR ACKNOWLEDGMENT

The undersigned, each a guarantor of the indebtedness and other “Obligations” of CABELA’S INCORPORATED, a Delaware corporation (the “Borrower”), to the lenders that are party to the Credit Agreement described in the foregoing Second Amendment to Amended and Restated Credit Agreement (the “Lenders”), and U.S. BANK NATIONAL ASSOCIATION, as LC Issuer, Swing Line Lender, and as Administrative Agent on behalf of the Lenders (in such capacity, the “Administrative Agent”), pursuant to a Guaranty dated as of November 2, 2011, as amended by that certain Omnibus Amendment to Loan Documents dated as of June 18, 2014 (as further amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), hereby each (a) acknowledges receipt of the forgoing foregoing Second Amendment to Amended and Restated Credit Agreement , (b) consents to the terms and execution thereof, (c) reaffirms its obligations to the Lenders and the Administrative Agent pursuant to the terms of the Guaranty, and (d) acknowledges that the Lenders and the Administrative Agent may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrower’s present and future indebtedness and other “Obligations” to the Lenders and the Administrative Agent.

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CABELA’S MARKETING AND BRAND MANAGEMENT, INC., as Guarantor

By:     /s/ Ralph W. Castner
Name: Ralph W. Castner
Title: Executive Vice President, Secretary and Treasurer

CABELA’S OUTDOOR ADVENTURES, INC., as Guarantor

By:     /s/ Ralph W. Castner
Name: Ralph W. Castner
Title: Executive Vice President, Secretary and Treasurer

CABELA’S RETAIL IL, INC., as Guarantor

By: /s/ Ralph W. Castner
Name: Ralph W. Castner
Title: Secretary and Treasurer

CABELA’S RETAIL LA, LLC, as Guarantor

By: /s/ Ralph W. Castner
Name: Ralph W. Castner
Title: Executive Vice President, Secretary and Treasurer

CABELA’S RETAIL MO, LLC, as Guarantor

By:     /s/ Ralph W. Castner
Name: Ralph W. Castner
Title: Executive Vice President, Secretary and Treasurer

Signature Page to
Guarantor Acknowledgment

CABELA’S VENTURES, INC., as Guarantor

By:     /s/ Ralph W. Castner
Name: Ralph W. Castner
Title: Executive Vice President, Secretary and Treasurer

CABELA’S WHOLESALE, INC., as Guarantor

By:     /s/ Ralph W. Castner
Name: Ralph W. Castner
Title: Executive Vice President, Secretary and Treasurer

CABELA’S TROPHY PROPERTIES, LLC, as Guarantor

By:     /s/ Ralph W. Castner
Name: Ralph W. Castner
Title: Secretary and Treasurer

Signature Page to
Guarantor Acknowledgment